EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Cosi, Inc. (the "Company") on Form 10-Q for the three month period ended September 27, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin Armstrong, Chief Executive Officer of the Company and I, Cynthia Jamison, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: November 9, 2004                  /s/ KEVIN ARMSTRONG
                                        ---------------------------------------
                                        Kevin Armstrong
                                        Chief Executive Officer


Date: November 9, 2004                  /s/ CYNTHIA JAMISON
                                        ---------------------------------------
                                        Cynthia Jamison
                                        Chief Financial Officer













A signed original of this written statement required by Section 906 has been provided to Cosi, Inc. and will be retained by Cosi, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished to the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350. It is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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